UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

YADKIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-52099	20-4495993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

(919) 659-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Effective July 4, 2014, Yadkin Financial Corporation (the “Company”) completed its previously announced mergers with VantageSouth Bancshares, Inc. (“VantageSouth”) and Piedmont Community Bank Holdings, Inc. (“Piedmont”), pursuant to the Agreement and Plan of Merger dated January 27, 2014, by and among the Company, Vantage South, and Piedmont (as amended, the “Merger Agreement”). At closing, VantageSouth and Piedmont merged with and into the Company, with the Company continuing as the surviving corporation, pursuant to the terms of the Merger Agreement.
This Current Report on Form 8-K includes VantageSouth’s consolidated historical financial statements for the second quarter of fiscal 2014, together with the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations, all of which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1
Unaudited consolidated balance sheets of VantageSouth as of June 30, 2014 and December 31, 2013, unaudited consolidated statements of operations of VantageSouth for the three and six months ended June 30, 2014 and 2013, unaudited consolidated statements of comprehensive income (loss) of VantageSouth for the three and six months ended June 30, 2014 and 2013, unaudited consolidated statement of changes in stockholders’ equity of VantageSouth for the six months ended June 30, 2014, and the unaudited consolidated statements of cash flows of VantageSouth for the six months ended June 30, 2014 and 2013, together with the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yadkin Financial Corporation
(Registrant)

August 8, 2014	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1
Unaudited consolidated balance sheets of VantageSouth as of June 30, 2014 and December 31, 2013, unaudited consolidated statements of operations of VantageSouth for the three and six months ended June 30, 2014 and 2013, unaudited consolidated statements of comprehensive income (loss) of VantageSouth for the three and six months ended June 30, 2014 and 2013, unaudited consolidated statement of changes in stockholders’ equity of VantageSouth for the six months ended June 30, 2014, and the unaudited consolidated statements of cash flows of VantageSouth for the six months ended June 30, 2014 and 2013, together with the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations.